UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 21, 2010

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc. Hawaiian Electric Company, Inc.	1-8503 1-4955	99-0208097 99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662–Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771–Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 21, 2010, HEI issued the following news release:

CORRECTING and REPLACING Hawaiian Electric Industries, Inc. to Announce 2009 Financial Results on February 11, 2010

CORRECTION by Hawaiian Electric Industries, Inc.

HONOLULU—(BUSINESS WIRE)— In the release dated Jan. 15, 2010, the conference call start time has been changed to 8:00 a.m. Hawaii time (1:00 p.m. Eastern time) on Friday, February 12, 2010.

The corrected release reads:

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO ANNOUNCE 2009 FINANCIAL RESULTS ON FEBRUARY 11, 2010

Hawaiian Electric Industries, Inc. (NYSE:HE) said today that it plans to announce its 2009 financial results on Thursday, February 11, 2010.

The Company also announced that it has scheduled a conference call beginning at 8:00 a.m. Hawaii time (1:00 p.m. Eastern time) on Friday, February 12, 2010. Management will present an overview of 2009 results and outlook for 2010.

Interested parties may listen to the conference by calling (866) 543-6408 and entering passcode: 76441244, or by listening to a webcast on HEI’s website at http://www.hei.com.

An on-line replay of the webcast will be available at the same website beginning about two hours after the event. Replays of the teleconference will also be available approximately two hours after the event through February 26, 2010, by dialing (888) 286-8010, passcode: 11951714.

HEI supplies power to over 400,000 customers or 95% of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, F.S.B., one of Hawaii’s largest financial institutions.

Forward-Looking Statements

Statements made orally on the above-referenced webcast/conference call may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “predicts”, “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements made orally on the above-referenced webcast/conference should be read in conjunction with the “Forward-Looking Statements” discussion (which is incorporated by reference herein) set forth on pages iv and v of HEI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of the above-referenced webcast/conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC. (Registrant)	HAWAIIAN ELECTRIC COMPANY, INC. (Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello Senior Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer of HEI) Date: January 21, 2010	Tayne S. Y. Sekimura Senior Vice President and Chief Financial Officer (Principal Financial Officer of HECO) Date: January 21, 2010

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